October 31, 2025

BNY Mellon Stock Funds
BNY Mellon International Core Equity Fund

BNY Mellon Investment Funds I
BNY Mellon International Equity Fund

Supplement to the Prospectus/Proxy Statement
dated October 2, 2025

This supplement is to the Prospectus/Proxy Statement related to the proposed reorganization of BNY Mellon International Core Equity Fund (the "Fund"), a series of BNY Mellon Stock Funds, with and into BNY Mellon International Equity Fund (the "Acquiring Fund"), a series of BNY Mellon Investment Funds I, which is to be voted on at a Special Meeting of Shareholders of the Fund to be held on Tuesday, December 9, 2025.  Unless otherwise noted, capitalized terms herein have the meanings ascribed thereto in the Prospectus/Proxy Statement.

As a result of changes to the portfolio managers responsible for managing the Fund and the Acquiring Fund, certain information in the Prospectus/Proxy Statement is hereby updated as described below.  No changes to the funds' objectives, strategies, or risks or to the anticipated sale of portfolio securities and related portfolio transaction costs and tax consequences associated with the Reorganization are expected in connection with the portfolio manager changes.

The following information supersedes and replaces the information in the eighth paragraph in the section "DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS, STRATEGIES AND RISKS?" in the Prospectus/Proxy Statement:

BNYIA is the investment adviser to the Acquiring Fund and the Fund.  BNYIA has engaged NIM to serve as the sub-adviser to the Acquiring Fund and NIMNA to serve as the sub-adviser to the Fund to provide day-to-day management of the Acquiring Fund's and the Fund's investments, respectively, subject to BNYIA's supervision and approval.  NIM provides certain advisory services to NIMNA for the benefit of the Fund, including, but not limited to, portfolio management services, and NIMNA provides certain advisory services to NIM for the benefit of the Acquiring Fund, including, but not limited to, portfolio management services.  NIM and NIMNA are affiliates of BNYIA.  Keith Howell and Tim Lucas are the Acquiring Fund's primary portfolio managers, positions they have held since October 2025.  Mr. Howell is a portfolio manager for International Equity, Dynamic Large Cap Value Equity, Income Stock and Equity Income strategies at NIMNA.  Mr. Lucas is a portfolio manager for the Euroland Small Cap Equity, UK Equity and UK Opportunities (Responsible) strategies at NIM.  Messrs. Howell and Lucas are also the Fund's primary portfolio managers, positions they have held since October 2025.  See "Fund Details—Investment Adviser and Sub-Advisers" and "— Primary Portfolio Managers" in the Prospectus/Proxy Statement.

The following information supersedes and replaces the information in the section "FUND DETAILS -- Primary Portfolio Managers" in the Prospectus/Proxy Statement:

Primary Portfolio Managers.  Keith Howell and Tim Lucas are the Acquiring Fund's primary portfolio managers and are jointly and primarily responsible for managing the Acquiring Fund's portfolio.  Messrs. Howell and Lucas have been portfolio managers of the Acquiring Fund since October 2025.  Mr. Howell is a portfolio manager for International Equity, Dynamic Large Cap Value Equity, Income Stock and Equity Income strategies at NIMNA.  He has been employed by NIMNA or a predecessor company of NIMNA since 2006.  Mr. Lucas is a portfolio manager for the Euroland Small Cap Equity, UK Equity and UK Opportunities (Responsible) strategies at NIM.  He has been employed by NIM since 2004.  Messrs. Howell and Lucas are also the Fund's primary portfolio managers and are jointly and primarily responsible for managing the Fund's portfolio.  Messrs. Howell and Lucas have been portfolio managers of the Fund since October 2025.

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